UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2026

WASTE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 30th, Braden Glasbergen resigned as the Company’s Chief Financial Officer, Treasurer and Secretary, effective immediately, for personal reasons. Mr. Glasbergen’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices requiring disclosure under applicable securities laws.

Effective July 1, 2026, the Board of Directors appointed Scott Gallagher to serve as Interim Chief Financial Officer and W. Scott McBride to serve as Interim Treasurer and Secretary.

Scott Gallagher (age 59). Mr. Gallagher has served as the Company’s President since 2022 and as Chairman and Chief Executive Officer since 2024. He has previously served as chief financial officer of other publicly traded companies and is experienced in public company disclosure and reporting requirements. Mr. Gallagher will receive no additional compensation in connection with his appointment as Interim Chief Financial Officer. There are no family relationships between Mr. Gallagher and any director or executive officer of the Company, no transactions involving Mr. Gallagher requiring disclosure under Item 404(a) of Regulation S-K, and no arrangements or understandings between Mr. Gallagher and any other person pursuant to which he was appointed to this position.

W. Scott McBride (age 54). Mr. McBride has served as a director of the Company since 2024. He holds a Master’s degree and has previously served in the capacity of secretary and/or treasurer for other organizations. Mr. McBride will receive no additional compensation in connection with his appointment as Interim Treasurer and Secretary. Mr. McBride’s daughter, Marley McBride, provides research and development consulting services to the Company. There are no other arrangements or understandings between Mr. McBride and any other person pursuant to which he was appointed to this position.

Item 9.01 Financial Statements and Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE ENERGY CORP

/s/ Scott Gallagher
Scott Gallagher
Chairman, President and Chief Executive Officer
July 6, 2026